UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 19, 2006



                           DECKERS OUTDOOR CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


                         0-22446                        95-3015862
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                (Commission File Number)     (IRS Employer Identification No.)


495A South Fairview Avenue, Goleta, California      93117
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    (Address of principal executive offices)      (Zip code)




       Registrant's telephone number, including area code (805) 967-7611

                                      None
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         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01.        Regulation FD Disclosure.

     On January 19, 2006, the Company issued a press release that IP Australia (the Australian Trademark Office) determined that the Company's Australian UGH-BOOT trademark registration should be removed from the Australian register for non-use. Deckers, which sells UGG(R) Australia luxury sheepskin footwear, outerwear and handbags, does not anticipate a material affect on sales because the UGH-BOOT trademark is not significant in Deckers' marketing. Deckers markets its products worldwide using the UGG and UGG AUSTRALIA trademarks. Deckers' UGG trademark is duly registered in the United States and more than 40 other countries. Deckers is considering appealing the IP Australia decision. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

     The information in this item 7.01 of the Current Report on Form 8-K, including Exhibit 99.1, is being furnished and will not be treated as "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section. This information will not be deemed incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in the Item 7.01 or to
Exhibit 99.1. The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Report contains is material investor information that is not otherwise publicly available.


Item 9.01.        Financial Statements and Exhibits.

             (d)   Exhibits.

                  Exhibit No.   Description
                     99.1       Press release, dated January 19, 2006
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           Deckers Outdoor Corporation

           Date:  January 19, 2006       /s/ M. Scott Ash
                                         -------------------------------------
                                         M. Scott Ash, Chief Financial Officer


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                                  EXHIBIT INDEX


                  Exhibit No.     Description
                  99.1            Press release, dated January 19, 2006